Exhibit 99.2


                           FIRST SHARES BANCORP, INC.

                           CONSOLIDATED BALANCE SHEETS
              (Dollar amounts in thousands, except per share data)



                                                    (unaudited)
                                                     March 31,      December 31,
                                                       2004            2003
                                                     ---------       ---------
ASSETS
Cash and cash equivalents                            $   8,997       $   2,983
Securities available for sale                           38,677          29,357
FHLB stock, at cost                                        705             670
Loans held for sale                                      1,582             699
Loans, net of allowance ($1,622 and $1,513)            134,092         131,456
Premises and equipment, net                              3,180           3,238
Intangible assets, net                                      21              32
Cash surrender value of life insurance                   4,594           4,544
Accrued interest receivable and other assets             3,166           2,809
                                                     ---------       ---------
                                                     $ 195,014       $ 175,788
                                                     =========       =========
LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
  Non-interest-bearing deposits                      $  17,559       $  14,920
  Interest-bearing deposits                            150,195         127,873
                                                     ---------       ---------
    Total deposits                                     167,754         142,793
  Federal Home Loan Bank advances                        5,000          10,000
  Federal funds purchased                                   --             516
  Repurchase agreements                                  5,217           6,508
  Note Payable                                           1,125           1,200
  Debentures                                             4,880           5,000
  Accrued interest payable and other liabilities           828             738
                                                     ---------       ---------
                                                       184,804         166,755
Shareholders' equity
  Preferred stock, 2,000,000 shares authorized;
      none outstanding                                      --              --
  Common stock, $.01 par value:  10,000,000
      shares authorized, 1,625,662 and 1,592,662
      shares issued andoutstanding                          16              16
  Additional paid in capital                             5,788           4,758
  Retained Earnings                                      4,449           4,665
  Accumulated other comprehensive (loss)                   (43)           (406)
                                                     ---------       ---------
                                                        10,210           9,033
                                                     ---------       ---------
                                                     $ 195,014       $ 175,788
                                                     =========       =========




                             See accompanying notes.

                           FIRST SHARES BANCORP, INC.

        CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME Three
                      months ended March 31, 2004 and 2003
                                   (Unaudited)
              (Dollar amounts in thousands, except per share data)


                                                          2004           2003
                                                         -------        -------
Interest Income
  Loans, including related fees                          $ 2,151        $ 1,998
  Taxable securities                                         285            245
  Nontaxable securities                                       82             88
  Other                                                        7             10
                                                         -------        -------
    Total Interest Income                                  2,525          2,341

Interest expense
  Deposits                                                   674            762
  Other                                                      189            188
                                                         -------        -------
    Total Interest Income                                    863            950
                                                         -------        -------

Net interest income                                        1,662          1,391
Provision for loan losses                                     45            110
                                                         -------        -------

Net interest income after provision for loan losses        1,617          1,281

Noninterest income
  Service charges on deposit accounts                        121            107
  Gain of sale of loans                                      222            353
  Increase in cash surrender value of life insurance          50             29
  Net gain of sale of securities                               8             91
  Other                                                       48             51
                                                         -------        -------
    Total Noninterest Income                                 449            631


Noninterest expenses
  Salaries and employee benefits                           1,050          1,012
  Stock option compensation expense                          810             --
  Occupancy                                                  144            126
  Equipment and data processing                              117            113
  Other                                                      423            409
                                                         -------        -------
    Total Noninterest Expense                              2,544          1,660
                                                         -------        -------
 Income before income taxes                                 (478)           252
  Income tax expense                                        (262)            58
                                                         -------        -------
 Net Income                                              $  (216)       $   194
                                                         =======        =======

  Comprehensive Income                                   $   147        $   277
                                                         =======        =======

Per share data
  Earnings per share                                     $  (.13)       $  (.12)
  Earnings per share, assuming dilution                     (.13)           .11





                             See accompanying notes.

                           FIRST SHARES BANCORP, INC.

            CONSOLIDATED STATEMENTS OF CASH FLOWS Three months ended
                             March 31, 2004 and 2003
                                   (Unaudited)
                         (Dollar amounts in thousands)

                                                           2004          2003
                                                         --------      --------
Cash flows from operating activities
  Net income (loss)                                      $   (216)     $    194
  Adjustments to reconcile net income (loss)
     to net cash from operating activities:
    Depreciation and amortization                             103            83
    Provision for loan losses                                  45           110
    Discount (accretion) and premium amortization              36            88
    (Gain) loss on sale of securities                          (8)          (91)
    Amortization of intangible assets                          11            10
    Stock option expense                                      810            --
    FHLB stock dividend                                       (35)           --
    Increase in cash surrender value of life insurance        (50)          (29)
    Changes in assets and liabilities:
      Loans held for sale                                    (883)        4,720
      Interest receivable and other assets                   (174)           35
      Interest payable and other liabilities                   90             4
                                                         --------      --------

  Net cash from operating activities                         (271)        5,124

Cash flows from investing activities
  Proceeds from sales, maturities, calls and pay downs
     of securities available for sale                       5,076        10,006
  Purchases of securities available for sale              (13,823)      (22,067)
  Loans made to customers net of payments received         (3,102)       (2,976)
  Premises and equipment purchases                            (45)         (403)
                                                         --------      --------

  Net cash from investing activities                      (11,894)      (15,440)

Cash flows from financing activities
  Change in deposit accounts                               24,961        19,664
  Change in repurchase agreements                          (1,291)         (118)
  Proceeds from Federal Home Loan Bank advances                --         2,000
  Payments on Federal Home Loan Bank advances              (5,000)       (5,700)
  Change in Federal Funds Purchase                           (516)       (2,245)
  Payments on note payable                                    (75)          (50)
  Shares issued under equity contracts                        100            --
                                                         --------      --------

  Net cash from financing activities                       18,179        13,551
                                                         --------      --------
Net change in cash and cash equivalents                     6,014         3,235

Cash and cash equivalents at beginning of period            2,983         5,348
                                                         --------      --------

Cash and cash equivalents at end of period               $  8,997      $  8,583
                                                         ========      ========





                             See accompanying notes.

NOTE 1 - BASIS OF PRESENTATION

The accompanying consolidated financial statements include the accounts of First Shares Bancorp, Inc. (the Company) and its wholly owned subsidiary, First Bank (the Bank). The significant accounting policies followed for interim financial reporting are consistent with the policies followed for annual reporting. The consolidated interim financial statements have been prepared according to accounting principles generally accepted in the United States of America and in accordance with the instructions for Form 10-QSB. The interim statements do not include all information and footnotes normally included in the annual financial statements. It is the opinion of management that all adjustments necessary for a fair presentation of the results for the reporting period have been included in the accompanying consolidated financial statements and all adjustments are of a normal recurring nature. Certain prior period information may be reclassified to conform to the 2004 presentation.

Stock Compensation: Employee compensation expense under stock options is reported using the intrinsic value method. Except for 90,000 options subject to modification agreements (see Note 7), stock-based compensation cost is not reflected in net income, as all options granted had an exercise price equal to or greater than the market price of the underlying common stock at date of grant. The following table illustrates the effect on net income and earnings per share if expense was measured using the fair value recognition provisions of FASB Statement No. 123, Accounting for Stock-Based Compensation.

                                                           2004         2003
                                                          ------       ------

Net income as reported                                    $(216)        $194
Add: Stock based compensation expense recognized
     under the intrinsic method, net of tax                 489           --
Deduct: Stock-based compensation expense
     determined under fair value based method              (534)          (6)
                                                          ------       ------
Pro forma net income                                       (261)         188

Basic earnings per share as reported                       (.13)         .12
Pro forma basic earnings per share                         (.16)         .12

Diluted earnings per share as reported                     (.13)         .11
Pro forma diluted earnings per share                       (.16)         .11

NOTE 2 - SECURITIES

The fair values of securities available for sale and related gross unrealized gains and losses recognized in accumulated other comprehensive income (loss) were as follows:
                                                    Gross           Gross
                                                  Unrealized      Unrealized
                                  Fair Value        Gains           Losses
                                  ----------      ----------      ----------
March 31, 2004
U.S. Treasury and government
    agency securities               $20,501        $    92         $  (101)
Obligations of states and
    political subdivisions           10,208            172             (67)
Other securities                      1,796              5            (153)
Mortgage backed securities            6,172             --             (20)
                                    -------        -------         -------
                                    $38,677        $   269         $  (341)
                                    =======        =======         =======
December 31, 2003
U.S. Treasury and government
    agency securities               $17,336        $    37         $  (434)
Obligations of states and
    political subdivisions            9,665             68            (229)
Other securities                      2,336              6            (121)
Mortgage backed securities               20             --              --
                                    -------        -------         -------
                                    $29,357        $   111         $  (784)
                                    =======        =======         =======

NOTE 3 -- LOANS

Total loans are comprised of the following:

                                              March 31, 2004   December 31, 2003
                                              --------------   -----------------

      Commercial                                 $ 28,130           $ 29,073
      Commercial Real Estate                       27,541             22,518
      Residential Real Estate                      38,173             38,228
      Construction                                 14,893             16,799
      Consumer                                     26,977             26,351
                                                 --------           --------
         Subtotal                                 135,714            132,969
      Less: Allowance for loan losses              (1,622)            (1,513)
                                                 --------           --------
                                                 $134,092           $131,456
                                                 ========           ========




NOTE 4 -- ALLOWANCE FOR LOAN LOSSES

An analysis of the allowance for loan losses follows:

                                                     2004               2003
                                                    ------             ------

      Balance, January 1                            $1,513             $1,386
      Provision charged to operations                   45                110
      Loans charged off                                (65)               (43)
      Recoveries                                       129                  5
                                                    ------             ------
      Balance, March 31                             $1,622             $1,458
                                                    ======             ======

NOTE 5 - BORROWINGS

The Bank has advances from the Federal Home Loan Bank. Advances were as follows:

  Maturity Date       Interest Rate       March 31, 2004     December 31, 2003
  -------------       -------------       --------------     -----------------

  March 15, 2004           1.11%              $   --              $ 5,000
  March 7, 2005            1.89%               2,000                2,000
  January 23, 2006         4.73%               1,000                1,000
  December 27, 2010        5.30%               1,000                1,000
  March 7, 2011            4.75%               1,000                1,000
                                              ------              -------
                                              $5,000              $10,000
                                              ======              =======


The advances are collateralized by first mortgage loans under a blanket lien arrangement.

The Company maintains a note payable with a financial institution. The outstanding balance at March 31, 2004 and December 31, 2003 was $1,125 and $1,200, respectively. The outstanding balance accrues interest at prime minus ..50% (the interest rate was 3.50% at March 31, 2004). The note requires monthly principal payments of $25 plus interest. Scheduled annual principal reductions over the next four years are $300 per year through 2007. The note matures March 1, 2008 and is secured by Bank stock and other assets of the Company.

During the first quarter of 2002, the Company initiated a public offering of Debentures and Stock Purchase Contracts. The Company raised $5,000 with the offering closing during the third quarter of 2002. Capitalized costs in connection with the offering totaled $661. The Debentures are unsecured and subordinated, have a term of approximately 8 years, and accrue interest at 8% per annum payable quarterly in arrears. The Debentures mature on July 1, 2011, but are redeemable by the Company at any time prior to their maturity. The stock purchase contracts require a purchaser to buy common shares of the Company at $6.67 per share on January 1, 2011. A purchaser may elect to purchase the common shares of the Company at any time prior to that date at the same price per share. The Stock Purchase Contracts will be cancelled in the event the Debentures are redeemed. Proceeds of $3,000 were contributed to the Bank to support growth. The Debentures qualify as part of total capital for the Company's regulatory capital requirements. See Note 7 regarding pending merger and the effect on the Debentures.

NOTE 6 - EARNINGS (LOSS) PER SHARE

Basic earnings (loss) per share is computed by dividing net income (loss) by the weighted average shares outstanding during the period. A reconciliation of the numerators and denominators used to compute earnings (loss) per share is presented below:

                                                 March 31, 2004   March 31, 2003
                                                 --------------   --------------
Earnings (loss) per share
Net income (loss)                                  $      (216)     $       194
                                                   ===========      ===========
Weighted average shares outstanding                  1,608,255        1,579,162
                                                   -----------      -----------
Earnings (loss) per share                          $      (.13)     $       .12
                                                   ===========      ===========

Earnings (loss) per share assuming dilution
Net income (loss)                                  $      (216)     $       194
Add: interest expense, net of tax, assuming
    conversion of debentures                                --               74
                                                   -----------      -----------
                                                   $      (216)     $       268
Weighted average shares outstanding                  1,608,255        1,579,162
Add: effect of assumed stock options exercised,
    if dilutive                                             --           71,401
Add: convertible debentures, if dilutive                    --          750,000
                                                   -----------      -----------
Weighted average and dilutive potential shares
    outstanding                                      1,608,255        2,400,563
                                                   ===========      ===========

Earnings (loss) per share assuming dilution        $      (.13)     $       .11
                                                   ===========      ===========


In 2004, stock options for 156,250 shares and stock purchase contracts for 717,000 shares were not considered in computing diluted earnings per share because they were anti-dilutive.

NOTE 7 - PENDING MERGER

On March 10,  2004,  the Company  signed a  definitive  agreement  to merge with
Lincoln Bancorp, Plainfield, Indiana. Per the terms of the agreement, shareholders of the Company will receive .75 shares of Lincoln Bancorp stock or $14.80 cash per share of Company stock, with at least 50% of the total consideration paid to be in the form of shares of Lincoln Bancorp stock. The transaction is subject to shareholder and regulatory approval, and is expected to close during the third quarter of 2004.

In connection with the merger, the Company announced its intention to redeem its debentures and cancel its stock purchase contracts on May 7, 2004 (see Note 5). Under the terms of the agreement, the holders of the stock purchase contracts will have until May 7, 2004 to exercise the contracts by surrendering the related debentures as payment of the exercise price. To the extent stock purchase contracts are not exercised, the Company will redeem the related debentures, which will reduce the Company's regulatory capital. Debentures redeemed by the Company will be subject to a redemption premium of 7%, with a 1% cancellation fee for the related stock purchase contract, and unamortized debt issuance costs related to any debentures redeemed will be expensed upon redemption (these costs totaled $529 at March 31, 2004). Approximately $100 of debentures were redeemed and subject to the redemption premium which totaled $7.

Subsequent to the end of the quarter, the conversion of the debentures was completed through the exercise of the stock purchase contracts by May 7, 2004. Remaining debt issue costs of $515 were transferred to additional paid in capital upon completion of the conversion.

Additionally the Board of Directors approved extending the expiration date of 90,000 options with an exercise price of $5.49 from May 2004 to May 2009. With the modification agreement, a new measurement date was established and expense of $810 was recognized in the first quarter of 2004.